UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event Reported): July 21, 2004





                             SCHOLASTIC CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)




DELAWARE                                 000-19860           13-3385513
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)

557 BROADWAY, NEW YORK, NEW YORK                             10012
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (212) 343-6100

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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED JULY 21, 2004
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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA
           FINANCIAL INFORMATION AND EXHIBITS


           Exhibit
           Number              Description of Document


           99.1 Press release of Scholastic Corporation, dated July 21, 2004


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 21, 2004, Scholastic Corporation issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for its quarter and fiscal year ended May 31, 2004.

The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission (the "SEC") and shall not be deemed to be incorporated by reference into any of Scholastic's filings with the SEC under the Securities Act of 1933.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SCHOLASTIC CORPORATION
                                             (Registrant)







Date:    July 21, 2004                       /s/ Mary A. Winston
                                             -------------------
                                             Mary A. Winston
                                             Executive Vice President
                                               & Chief Financial Officer

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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED  JULY 212004
EXHIBIT INDEX

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       Exhibit Number                        Description of Document
       --------------                        -----------------------


       Exhibit 99.1                          Press release of Scholastic
                                             Corporation, dated July 21, 2004